THE ADVISORS' INNER CIRCLE FUND

                        Cambiar International Equity Fund

                         Supplement dated June 21, 2004
        to the Prospectus and Statement of Additional Information ("SAI")
                            dated September 1, 2003


This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At the shareholder meeting held on June 14, 2004, shareholders of the Cambiar International Equity Fund (the "Fund") approved an increase in the Fund's annual advisory fee payable to Cambiar Investors LLC ("Cambiar"), the Fund's adviser, from 1.00% to 1.10%.

Accordingly, the information in the Prospectus and SAI relating to Cambiar's fee paid by the Fund is amended.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.